UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682		05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1027 Newport Avenue	Pawtucket,	Rhode Island	02861
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:   (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07            Submission of Matters to a Vote of Security Holders.

On May 21, 2025, Hasbro held its 2025 annual meeting of shareholders (the “Annual Meeting”). As of the record date of March 27, 2025, there were 140,126,015 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. Of the record date shares, 127,550,853 shares of common stock, or 91.03%, were represented at the Annual Meeting. Set forth below are (i) the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 4, 2025 (the “Proxy”), and (ii) the final certified results of the voting reported by Computershare Trust Company, N.A., the independent Inspector of Election for the Annual Meeting (the “Inspector of Election”).

Proposal 1 – Election of Directors

Shareholders elected the Company’s ten (10) nominees to serve as directors on the Company’s Board of Directors until the 2026 annual meeting of shareholders, and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The voting results for this proposal were as follows:

Company Nominees	For	Against	Abstain	Broker Non-Votes
Hope F. Cochran	118,479,215	297,260	60,116	8,714,262
Christian P. Cocks	118,572,508	188,949	75,134	8,714,262
Lisa Gersh	113,947,865	4,742,139	146,586	8,714,262
Frank D. Gibeau	118,297,867	453,843	84,881	8,714,262
Elizabeth Hamren	118,356,015	420,320	60,255	8,714,262
Darin S. Harris	117,828,064	944,908	63,619	8,714,262
Owen Mahoney	118,584,126	189,061	63,404	8,714,262
Laurel J. Richie	117,561,273	1,122,594	152,723	8,714,262
Richard S. Stoddart	115,691,062	3,082,327	63,202	8,714,262
Mary Beth West	114,179,172	4,598,284	59,135	8,714,262

Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections in the Proxy. The voting results for this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
114,932,677	3,770,044	133,869	8,714,262

Proposal 3 – Ratification of the Selection of Independent Registered Public Accounting Firm

Shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2025. The voting results for this proposal were as follows:

For	Against	Abstained
123,129,085	4,362,652	59,116

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

By:	/s/ Gina Goetter
Name:	Gina Goetter
Title:	Chief Financial Officer and Chief Operating Officer (Duly Authorized Officer and Principal Financial Officer)
Date: May 27, 2025